GMO ETF TRUST

GMO BEYOND CHINA ETF

Supplement dated July 31, 2026

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated June 30, 2026

At a recent meeting of the Board of Trustees of GMO ETF Trust (the “Trust”), the Board determined after consideration of various factors to approve the liquidation and termination of GMO Beyond China ETF (the “Fund”).

Following the close of regular trading on the NYSE Arca, Inc. (“NYSE Arca”) on August 14, 2026 (the “Last Trading Date”) and the Fund’s shares will be de-listed from the exchange pursuant to NYSE Arca procedures. Shareholders may sell their shares of the Fund prior to the close of regular trading on the Last Trading Date, and usual and customary brokerage charges may apply to such transactions. The final liquidation date (the “Liquidation Date”) of the Fund is currently expected to be on or before August 19, 2026, but this date may be extended. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

In anticipation of the liquidation of the Fund, the Fund will deviate from its investment objective, investment strategies and investment policies as set forth in the Prospectus and will instead be managed in a manner intended to facilitate its orderly liquidation and to meet anticipated redemption requests, including holding cash and securities that may not be consistent with the Fund’s investment objective and strategy. This may prevent the Fund from achieving its investment objective during this brief period.

The impending liquidation of the Fund may also result in creation unit redemptions. Shareholders remaining in the Fund may bear increased transaction expenses incurred in connection with the disposition of the Fund’s portfolio holdings. Any such transaction costs would reduce the amount of liquidating proceeds distributed to shareholders. Large-scale redemptions of Fund shares may cause the shares of the Fund to trade on NYSE Arca at a discount to their net asset value.

Any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed, and proceeds will be sent to the shareholder of record as of the Last Trading Date. Liquidation proceeds are expected to be paid fully in cash at the Fund’s net asset value per share as of the close of business on the Liquidation Date. Once the Fund’s liquidation is complete, the Fund will terminate.

The liquidation of the Fund will result in one or more taxable events for shareholders that are subject to federal income tax. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to a shareholder for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gains. Any liquidation proceeds paid to a shareholder should generally be treated as received by a shareholder in exchange for the shareholder’s shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. A shareholder should consult with the shareholder’s tax advisor and/or financial intermediary to discuss the Fund’s liquidation and the federal and state tax consequences to the shareholder.

The dates set forth in this supplement may be changed without notice by the officers of the GMO ETF Trust.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.